UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 7, 2021

Dear Shareholders of TEGNA Inc.:

In advance of the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of TEGNA Inc. (the “Company”), which will be held at 8:00 a.m. Eastern Time on Friday, May 7, 2021, we would like to remind you of important information regarding pre-registering for and participating in the Annual Meeting.

Pre-Registering for the Annual Meeting

In order to attend the Annual Meeting, you will need to pre-register by 5:00 p.m. Eastern Time on May 6, 2021. To pre-register for the meeting, please follow these instructions:

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Shareholders of Record: Shareholders of record as of March 12, 2021 (the “Record Date”) may register to participate in the Annual Meeting remotely by visiting www.cesonlineservices.com/tgna21_vm. Please have your proxy card or Notice containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

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Beneficial Owner of Shares Held in Street Name. Shareholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting www.cesonlineservices.com/tgna21_vm. Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

If you have any difficulty following the registration process, please email the support team at the email address indicated on the meeting website.

Attending the Virtual Meeting

Once your registration is validated, you will receive a confirmation email with instructions for accessing the Annual Meeting. The confirmation email will also contain contact information for technical support or any other questions on how to participate in the Annual Meeting.

Asking Questions

You may submit a question during the Annual Meeting using the “Ask A Question” box on the left-hand side of your console, next to the slides with the heading “Ask A Question”. Enter your question in the box and hit the “SEND” button to submit it. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

Technical Disruptions

In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates through the phone bridge.

Shareholder List

We have made available a list of shareholders of record as of the Record Date for inspection by shareholders for any purpose germane to the 2021 Annual Meeting from April 27 through May 7, 2021 at our headquarters located at 8350 Broad Street, Tysons, VA 22102. Due to the fact that the normal business hours of our headquarters have been affected due to the COVID-19 pandemic, if you wish to inspect the list, please submit your request, along with proof of ownership, by email to shareholderlist@tegna.com. The list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.

Voting by Ballot at the Annual Meeting

Although the meeting webcast will begin at 8:00 a.m. Eastern Time on Friday, May 7, 2021, we encourage you to access the meeting site, www.cesonlineservices.com/tgna21_vm, prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 7:30 a.m. Eastern Time on the day of the meeting.

For beneficial owners who wish to vote by ballot at the Annual Meeting, you must also provide a legal proxy from your broker, bank or other custodian when submitting your ballot before the polls close at the Annual Meeting. Any Voting Instruction Form you receive in connection with the Annual Meeting is not a legal proxy. Please also note that if you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or custodian to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting. Your legal proxy must be submitted along with your ballot before the polls close at the Annual Meeting in order for your vote by ballot to count.

Your Board of Directors unanimously recommends that you vote the GOLD proxy card FOR all of the nominees for director in Proposal 1, and FOR Proposals 2, 3 and 4. Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone or via the Internet by following the instructions on the GOLD proxy card. Shareholders with questions about how to vote by proxy may call our proxy solicitor, Innisfree M&A Incorporated, at (877) 687-1865 (toll-free from the U.S. and Canada) or +1(412) 232-3651 (from other locations).

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.tegna.com.